UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23802

___________________________________________

Destiny Tech100 Inc.
(Exact name of registrant as specified in charter)

___________________________________________

1401 Lavaca Street, #144
Austin, TX 78701
(Address of principal executive offices) (Zip code)

Sohail Prasad
c/o Destiny Tech100 Inc.
1401 Lavaca Street, #144
Austin, TX 78701
(Name and address of agent for service)

(415) 639-9966
Registrant’s telephone number, including area code

___________________________________________

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

(a)     The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

D/XYZ

DESTINY TECH100 INC

SEMI-ANNUAL SHAREHOLDER REPORT

JUNE 30, 2026

This semi-annual shareholder report contains important information about Destiny Tech100 Inc. for the period of January 1, 2026 to June 30, 2026. You can find additional information about the fund at d.xyz. You can also request this information by contacting us at 415-639-9966 or ir@destiny.xyz

Destiny Tech100 Inc.

Performance and Graphical Illustrations

June 30, 2026 (Unaudited)

The Fund’s performance figures* for the period ended June 30, 2026 compared to its benchmark:

Fund/Index	One-Year	Annualized Since Inception
Destiny Tech100 Inc. - NAV	395.66%	81.80%(a)
Destiny Tech100 Inc. - Market Price	(32.37)%	93.67%(b)
Fund Benchmark
NASDAQ Composite Index(c)	28.69%	31.53%(a)

*      The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the net asset value or “NAV” on June 30, 2026.

(a)    The Fund commenced operations on May 12, 2022. The performance is based on average annual returns.

(b)    The Fund’s shares of common stock commenced trading on NYSE on March 26, 2024. The performance is based on average annual returns.

(c)     The Nasdaq Composite Index is a market cap-weighted index, simply representing the value of all its listed stocks. The set of eligible securities includes common stocks, ordinary shares, and common equivalents such as ADRs. However, convertible debentures, warrants, Nasdaq-listed closed-end funds, exchange traded funds (ETFs), preferred stocks, and other derivative securities are excluded.

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Destiny Tech100 Inc.

Important Notice Regarding Share Repurchase Program (Unaudited)

In August 2026, the Board of Directors (the “Board”) of the Fund approved a share repurchase program that allows the Fund to repurchase the Fund’s outstanding shares of common stock at prices below the then-current NAV per share of common stock. The Fund may repurchase common stock pursuant to this program, in accordance with parameters set by the Board, at such prices and amounts as the investment adviser deems appropriate, if and when the investment adviser reasonably believes that such repurchases may enhance shareholder value.

Destiny Tech100 Inc.

Schedule of Investments

As of June 30, 2026 (Unaudited)

Shares/Principal Amount ($)	Security	Cost	Fair Value
	Common Stocks at fair value 0.12%
	Financial Technology 0.12%
60,785	Chime Financial Inc. (a)	$5,150,748	$1,244,877
36,924	Klarna Group PLC (a)	4,657,661	747,342
36,924	Klarna Group PLC Class B Shares (a)(b)(c)	—	—
	Total Common Stocks	9,808,409	1,992,219

	Private Investments, at fair value 42.72%
	Common Stocks 1.88%
	Education Services 0.11%
106,136	ClassDojo, Inc. (a)(b)(c)	3,000,018	1,857,380

	Energy Production 0.26%
114,000	Redwood Materials, Inc. (a)(b)(c)	5,116,320	4,205,460

	Enterprise Software 0.22%
88,885	Automation Anywhere, Inc. (a)(b)(c)	2,609,219	319,986
82,720	Superhuman Platform, Inc. (a)(b)(c)	1,965,472	794,112
12,448	Vercel Inc. - Class A Common Stock (a)(b)(c)	2,500,181	2,500,181
		7,074,872	3,614,279
	Financial Technology 1.26%
457,980	AlpacaDB, Inc. (a)(b)(c)	2,000,000	1,999,999
90,952	CElegans Labs, Inc. (a)(b)(c)	2,999,977	1,603,484
55,555	Public Holdings, Inc. (a)(b)(c)	999,990	364,996
8,200	Revolut Group Holdings Ltd. (a)(b)(c)	5,275,185	16,630,994
		11,275,152	20,599,473
	Social Media 0.02%
10,690	Discord, Inc. (a)(b)(c)	724,942	353,946

	Supply Chain/Logistics 0.01%
26,000	Flexport, Inc. (a)(b)(c)	520,000	85,800
	Total Common Stocks	27,711,304	30,716,338

	Preferred Stocks 4.72%
	Artificial Intelligence 0.68%
153,957	Skild AI, Inc. - Series C Preferred Stock (a)(b)(c)	10,200,018	11,074,127

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Schedule of Investments

As of June 30, 2026 (Unaudited) (continued)

Shares/Principal Amount ($)	Security	Cost	Fair Value
	Aviation/Aerospace 1.71%
129,980	Astranis Space Technologies Corp. - Series E Preferred Stock (a)(b)(c)	$2,499,998	$2,499,998
8,879	Axiom Space, Inc. Series C Preferred Stock (a)(b)(c)	1,499,929	1,132,427
21,517	Axiom Space, Inc. Series C-1 Preferred Stock (a)(b)(c)	3,179,754	2,618,404
546,093	Boom Technology, Inc. Series B-2 Preferred Stock (a)(b)(c)	2,000,000	1,736,576
642,357	Hermeus Corporation - Series C Preferred Stock (a)(b)(c)	15,199,999	14,999,999
2,493,143	Vast, Inc. - Series A Preferred Stock (a)(b)(c)	4,999,998	4,999,998
		29,379,678	27,987,402
	Enterprise Software 0.17%
40,909	Supabase, Inc. - Series A Preferred Stock (a)(b)(c)	1,719,178	2,820,675

	Financial Services 0.92%
846,338	Mercury Technologies, Inc. - Series D Preferred Stock (a)(b)(c)	14,999,987	14,999,987

	Financial Technology 0.28%
176,886	Jeeves, Inc. - Series C Preferred Stock (a)(b)(c)	749,997	449,290
102,606	Payward, Inc. - Series C Preferred Stock (a)(b)(c)	4,999,990	4,166,830
		5,749,987	4,616,120
	Food Products 0.01%
52,000	Impossible Foods, Inc. - Series A Preferred Stock (a)(b)(c)	1,272,986	83,200

	Social Media 0.95%
372,578	Beast Industries Co. - Series C Preferred Stock (a)(b)(c)	15,299,990	14,999,990
13,110	Discord, Inc. - Series G Preferred Stock (a)(b)(c)	889,055	434,072
		16,189,045	15,434,062
	Total Preferred Stocks	79,510,879	77,015,573

Units
	Special Purpose Vehicles* 36.12%
	Artificial Intelligence 30.44%
11,236	DXYZ OAI I LLC (economic exposure to OpenAI Group PBC Profit Participation Units) (a)(b)(c)(g)	2,010,008	7,735,911
675,675	DXYZ SpaceX I LLC (economic exposure to Space Exploration Technologies Corp. Class A Common Stock) (a)(b)(c)(g)(i)	10,009,990	115,445,831
50,895	Goanna Capital 26E LLC (invested in OpenAI Group PBC Series C Preferred Stock) (a)(b)(c)(f)	35,437,323	35,040,868
374,950	Hexagon Master LLC - Series 1 (invested in Ferox Games B.V. Series F Preferred Stock) (a)(b)(c)(f)	11,432,239	11,263,273
386,088	Magnitude ANC III, LLC (economic exposure to Anthropic PBC Series B Preferred Shares) (a)(b)(c)(g)(i)	107,000,000	235,671,976
214,285	MWAM VC SpaceX-II, LLC (economic exposure to Space Exploration Technologies Corp. Class A Common Stock) (a)(b)(c)(g)(h)	3,419,945	33,280,603
142,425	Snowpoint Growth 2.6, LLC (invested in Space Exploration Technologies Corp. Class A Common Stock) (a)(b)(c)(f)	15,397,438	24,334,736
69,707	SP21Z Opportunities LLC (invested in OpenEvidence Inc. Common Stock) (a)(b)(c)(f)	20,574,955	34,933,663
		205,281,898	497,706,861

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Schedule of Investments

As of June 30, 2026 (Unaudited) (continued)

Units	Security	Cost	Fair Value
	Aviation/Aerospace 2.15%
192,668	Snowpoint Growth 2.5, LLC (invested in Shield AI Inc. Series F1 Preferred Stock) (a)(b)(c)(f)	$16,162,500	$30,125,568
259,960	Snowpoint Growth 2.7, LLC (invested in Astranis Space Technologies Corp. Series E Preferred Stock) (a)(b)(c)(f)	5,132,499	4,999,995
		21,294,999	35,125,563
	Enterprise Software 1.20%
39,474	DA-1125 Gaingels Fund II (invested in Databricks, Inc. Series L Preferred Stock) (a)(b)(c)(f)	7,586,519	8,400,462
52,632	MCTC Investment Holdings (Delaware) LLC (invested in Databricks, Inc. Series L Preferred Stock) (a)(b)(c)(f)	10,750,086	11,200,616
		18,336,605	19,601,078
	Financial Technology 0.60%
49,075	Fund FG-RTA, a series of Forge Investments LLC (economic exposure to Stripe, Inc., Common Stock) (a)(b)(c)(e)	3,478,813	3,314,526
1,540	Fund FG-TQY, a series of Forge Investments LLC (economic exposure to Plaid, Inc., Common Stock) (a)(b)(c)(e)	1,110,340	308,000
N/A	G Squared Special Situations Fund, LLC - Series H-1 (a)(b)(c)(k)	2,832,379	—
306,480	Lemonade 18, LLC (invested in Monzo Bank Holding Group Limited F Ordinary Shares) (a)(b)(c)(f)	6,263,596	6,201,581
N/A	Rhenium Bolt 2021, LLC (a)(b)(c)(j)	1,918,173	—
		15,603,301	9,824,107
	Food Products 0.01%
N/A	Khosla Ventures IFSPV II, LLC (invested in Impossible Foods, Inc., Series H Preferred Stock) (a)(b)(c)(f)	2,098,940	132,450

	Hardware & Manufacturing 1.72%
12,500,000	Prive Tens, LLC (invested in Tenstorrent Holdings Inc., subordinated convertible promissory note 15.00% 12/31/2026) (a)(b)(c)(f)	12,731,250	12,500,000
113,088	WH Strategic Opportunities Fund V LP (invested in Chaos Industries, Inc. Series D Preferred Stock) (a)(b)(c)(f)	15,712,254	15,712,254
		28,443,504	28,212,254
	Total Special Purpose Vehicles	291,059,247	590,602,313

	Total Private Investments	398,281,430	698,334,224

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Schedule of Investments

As of June 30, 2026 (Unaudited) (continued)

Shares	Security	Cost	Fair Value
	Short-Term Investments 57.48%
	Money Market 57.48%
939,712,701	First American Treasury Obligations, Class X, 3.58% (d)	$939,712,701	$939,712,701
	Total Short-Term Investments	939,712,701	939,712,701

	Total Investments, at fair value — 100.32% (Cost $1,347,802,540)		$1,640,039,144
	Other Assets Less Liabilities — (0.32%)		(5,208,892)
	Net Assets — 100.00%		$1,634,830,252

	Securities by Country as a Percentage of Investments Fair Value
	United States 98.94%
	Common Stocks	$27,586,867	$15,330,221
	Preferred Stocks	79,510,879	77,015,573
	Special Purpose Vehicles	291,059,247	590,602,313
	Money Market	939,712,701	939,712,701
	Total United States	$1,337,869,694	$1,622,660,808

	United Kingdom 1.06%
	Common Stocks	9,932,846	17,378,336
	Total United Kingdom	$9,932,846	$17,378,336

*       Special Purpose Vehicles (“SPVs”) are private investments vehicles formed to invest in a particular portfolio company that rely on an exemption from the Investment Company Act of 1940, as amended, pursuant to Section 3(c)(1) or Section 3(c)(7).

(a)    Non-income producing security.

(b)    Level 3 securities fair valued using significant unobservable inputs.

(c)     Restricted investments as to resale.

(d)    Rate disclosed is the seven-day effective yield as of June 30, 2026.

(e)    Investment is a SPV that holds multiple forward agreements that represent common shares of the indicated portfolio company. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The aggregate total of the forward contracts for each SPV represents less than 5% of the Fund’s net assets.

(f)     The Fund has a direct investment in an SPV which has invested in an underlying portfolio company. The number of units presented, if applicable, are the units in the SPV owned by the Fund, which represents the equivalent number of securities of the underlying portfolio company for which the investment has economic exposure.

(g)    The Fund has a direct investment in an SPV which has economic exposure to an underlying portfolio company. The number of units presented, if applicable, are the units in the SPV owned by the Fund, which represents the equivalent number of securities of the underlying portfolio company for which the investment has economic exposure. The SPV has invested through one or more underlying SPVs.

(h)    The SPV has invested through one underlying SPV, resulting in the related economic exposure to the Fund.

(i)     The SPV has invested through multiple underlying SPVs, some of which have more than one layer, resulting in the related economic exposure to the Fund.

(j)     During the year ended December 31, 2024, the SPV disposed of the underlying asset. As of June 30, 2026 the SPV does not hold any investment.

(k)    During the period ended June 30, 2026, the SPV disposed of the underlying asset. As of June 30, 2026 the SPV does not hold any investment.

LLC - Limited Liability Company

Ltd. - Limited

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statement of Assets and Liabilities

As of June 30, 2026 (Unaudited)

Assets
Investments, at fair value (Cost – $1,347,802,540)	$1,640,039,144
Dividend receivable	2,652,320
Deferred Offering Cost (See Note 2)	518,017
Prepaid expenses	63,175
Other receivable	101,044
Total Assets	1,643,373,700

Liabilities
Management fees payable	7,469,050
Professional fees payable	545,372
Deferred offering costs payable	250,000
Valuation fees payable	136,750
Fund administration fees payable	79,188
Printing fees payable	50,840
Transfer agent fees payable	5,221
Custody fees payable	3,890
Other fees payable	3,137
Total Liabilities	8,543,448
Commitments and contingencies (Note 6)
Net Assets	$1,634,830,252

Net Assets Consist Of:
Paid-in-capital	1,362,634,201
Total distributable earnings/(loss)	272,196,051
Net Assets applicable to Common Shareholders	$1,634,830,252

Net Asset Value Per Share
Net Assets applicable to Common Shareholders	$1,634,830,252
Common Shares of beneficial interest outstanding, at $0.00001 par value; 500,000,000 shares authorized, 47,657,338 shares issued and outstanding	47,657,338
Net Asset Value Per Share applicable to Common Shareholders	$34.30

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statement of Operations

For the Six Months Ended June 30, 2026 (Unaudited)

Investment Income
Dividend income	$6,907,053
Total Investment Income	6,907,053

Expenses
Management fees (see Note 5)	11,151,209
Legal fees	683,749
Board of Directors fees	250,000
Pricing fees	302,090
Fund administration fees	140,291
Audit and tax fees	304,168
Chief compliance and principal financial officer fees	90,100
Printing and mailing expense	119,369
Other expenses	38,006
Consulting fees	74,592
Transfer agent fees	9,908
Custody fees	8,295
Total Expenses	13,171,777

Net Investment Income/(Loss)	(6,264,724)

Realized Gain/(Loss) on Investments
Net realized gain/(loss) on investments	(6,624,104)

Change in Unrealized Appreciation/(Depreciation) on Investments
Net change in unrealized appreciation/(depreciation) on investments	250,844,944

Net Realized and Unrealized Gain/(Loss)	244,220,840

Net Increase in Net Assets from Operations	$237,956,116

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2026 (Unaudited)	For the Year Ended December 31, 2025
Operations
Net investment gain/(loss)	$(6,264,724)	$(6,185,048)
Net realized gain/(loss) on investments	(6,624,104)	(3,980,655)
Net change in unrealized appreciation/(depreciation) on investments	250,844,944	54,397,749
Net increase/(decrease) in net assets resulting from operations	237,956,116	44,232,046

Capital Share Transactions
Capital contributions from at-the-market share issuances, net of commissions and offering costs	958,829,944	323,762,240
Increase/(decrease) in net assets from capital share transactions	958,829,944	323,762,240

Total increase/(decrease) in net assets	1,196,786,060	367,994,286

Net Assets
Beginning of period	438,044,192	70,049,906
End of period	$1,634,830,252	$438,044,192

Capital Share Activity
Shares issued from at-the-market share issuances	25,681,033	11,096,400
Net increase/(decrease) in shares outstanding	25,681,033	11,096,400
Shares outstanding, beginning of period	21,976,305	10,879,905
Shares outstanding, end of period	47,657,338	21,976,305

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2026 (Unaudited)

Cash Flows from Operating Activities
Net increase in net assets from operations	$237,956,116
Adjustments to reconcile net gain to net cash provided by operating activities:
Change in realized (gain)/loss on investments	6,624,104
Net change in unrealized appreciation/(depreciation) on investments	(250,844,944)
Purchase of investments	(1,198,179,714)
Sale of investments	229,859,900
Return of capital from investments	1,398,961
Changes in operating assets and liabilities:
Increase in dividend receivable	(2,219,477)
Decrease in receivable for fund shares sold	7,031,624
Decrease in prepaid expenses	24,454
Increase in other receivable	(100,960)
Increase in management fee payable	5,577,409
Decrease in professional fees payable	(142,380)
Increase in deferred offering costs payable	250,000
Decrease in investments purchased payable	(487,822)
Decrease in valuation fees payable	(16,250)
Increase in fund administration fees payable	31,188
Increase in printing fees payable	8,267
Decrease in transfer agent fees payable	(2,275)
Increase in custody fees payable	2,590
Decrease in other fees payable	(493)
Net cash used in operating activities	(963,229,702)

Cash Flows from Investing Activities
Cash used in investing activities	—

Cash Flows from Financing Activities
Deferred offering costs paid	(731,600)
Proceeds from the issuance of shares of Common Stock from at-the-market share issuances, net of commissions	959,564,268
Net cash provided by financing activities	958,832,668

Net Decrease in Cash	(4,397,034)
Cash, beginning of period	4,397,034

Cash, end of period	$—

Supplemental Non-cash Activities
Financing Activities
Deferred offering costs amortized to paid-in-capital	$734,324
Total Non-cash Activities	$734,324

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Financial Highlights

	For the Six Months Ended June 30, 2026 (Unaudited)	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023	For the Year Ended December 31, 2022(1)(2)
Net Asset Value, Beginning of Period	$19.93	$6.44	$4.84		$5.22	$(1.60)

Income from Investment Operations
Net investment income/(loss) (3)	(0.19)	(0.50)	(0.34)		(0.26)	(0.27)
Net realized and unrealized gain/(loss) on investments (3)	7.46	4.04	1.94		(0.44)	(0.28)
Change in unrealized fair value of warrants (see Note 4)	—	—	—		0.32	0.13
Change in unrealized fair value on SAFE note liabilities	—	—	—		—	0.06
Total increase/(decrease) in net assets resulting from operations	7.27	3.54	1.60		(0.38)	(0.36)

Capital Share Transactions
Impact of at-the-market offering	7.10	9.95	—		—	—
Effect of shares issued from SAFE note conversion to Common Shares	—	—	—		—	7.18
Increase/(Decrease) in Net Asset Value	14.37	13.49	1.60		(0.38)	6.82
Net Asset Value, End of Period	$34.30	$19.93	$6.44		$4.84	$5.22
Market Value, End of Period	$25.76	$30.63	$58.86		N/A	N/A

Total Return on Net Asset Value (4)	72.12%	209.59%	33.12%		(7.29)%	426.08	%(5)
Total Return on Market Value	(15.90)%	(47.96)%	613.45	%(6)	—	—

Supplemental Data and Ratios
Net assets attributable to common shares, end of period (000s)	$1,634,830	$438,044	$70,050		$52,624	$56,764
Ratio of expenses to average net assets (7)	2.82%	4.53%	6.28%		5.92%	5.13%
Ratio of net investment income/(loss) to average net assets (7)	(1.34)%	(3.82)%	(6.31)%		(5.25)%	(4.82)%
Portfolio turnover rate (8)	0.42%	5.71%	0.00%		0.09%	0.24%

(1)    The Fund commenced operations on January 25, 2021. For the period from January 25, 2021 to May 11, 2022, Destiny XYZ Inc. (the “Organizer”) was the sole owner of the Fund’s 2,500,000 shares of common stock. Financial Highlights were not presented for the Fund for the 2021 period.

(2)    On May 11, 2022, each Simple Agreement for Future Equity (“SAFE”) holder received a number of shares of common stock from the Fund equal to the total amount invested by such investor in the private offering divided by $10.00. Following the SAFE Conversion (see Note 4) and the reverse stock split, the Fund had 10,879,905 shares of common stock issued and outstanding.

(3)    Calculated using the average shares method.

(4)    Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or the sale of Fund shares. Returns for periods less than a year are not annualized.

(5)    Total Return on Net Asset Value was calculated using the absolute value of the initial net asset value due to a negative net asset value as of January 1, 2022. Total Return on Net Asset Value was calculated for shareholders owning shares for the entire period and does not represent the return for holders of SAFE notes that converted to common stock during the year ended December 31, 2022.

(6)    The Fund’s shares of common stock commenced trading on NYSE on March 26, 2024 at $8.25 per share. Total Return on Market Value was based on the period from March 26, 2024 to December 31, 2024.

(7)    Annualized ratios do not include expenses of underlying private investments in which the Fund invests.

(8)    Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value for the periods reported. Ratio is not annualized.

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Notes to Financial Statements

June 30, 2026 (Unaudited)

(1)   Organization

Destiny Tech100 Inc. (the “Fund”) was formed on November 18, 2020, as a Maryland corporation and commenced operations on January 25, 2021. On May 13, 2022, the Fund registered with the Securities and Exchange Commission (“SEC”) as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a non-diversified, closed-end management investment company. The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on March 26, 2024 under the ticker symbol “DXYZ.”

Effective as of April 29, 2026, DX Advisors LLC, a Nevada limited liability company (the “Adviser”), serves as the investment adviser to the Fund. Prior to that date, Destiny Advisors LLC served as the Fund’s investment adviser. The Adviser is responsible for the overall management and affairs of the Fund and has full discretion to invest the assets of the Fund in a manner consistent with the Fund’s investment objective.

The Fund’s investment objective is to maximize the portfolio’s total return, principally by seeking capital gains on equity and equity-related investments. Under normal market conditions, the Fund will invest at least 80% of its total assets in equity and equity-linked securities, either directly or through special purpose vehicles (“SPVs”), of companies principally engaged in the technology sector. Equity-linked securities are debt or equity securities that are convertible, exercisable or exchangeable for equity securities of the issuer, or that provide the Fund with economic exposure to the equity securities of such issuer. The Fund will invest principally in the equity and equity-linked securities of what it believes to be rapidly growing venture-capital-backed emerging companies, located primarily in the United States. The Fund may also invest on an opportunistic basis in select U.S. publicly traded equity securities or certain non-U.S. companies that otherwise meet its investment criteria. The Fund concentrates its investments in companies operating in one or more industries within the technology group of industries. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. The Fund intends to be treated, and intends to qualify annually, as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), beginning with the taxable year ended December 31, 2023. No assurance can be provided that the Fund will qualify as a RIC for any taxable year.

The Fund’s board of directors (the “Board”) has overall responsibility for monitoring and overseeing the Fund’s operations and investment program. A majority of the directors of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

(2)   Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. All accounts are stated in U.S. dollars unless otherwise noted. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, and this financial information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2026 (Unaudited)

(a)   Investments

Investments in securities may include investments in SPVs, which are private investment vehicles formed to invest in a particular portfolio company that rely on an exemption from the 1940 Act pursuant to Section 3(c)(1) or Section 3(c)(7). These investments are recorded on the trade date, which is the date on which the Fund agrees to purchase or sell the securities. Costs incurred upon entering into SPV investments, are included in the cost basis of the investment.

The Fund may invest in SPVs that hold forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. The Fund does not have information as to the identities of these shareholders; however, counterparty risk is mitigated by the fact that there are different individual counterparties on the opposite side of each forward contract.

The Fund may directly invest in forward contracts that involve shareholders (each a “counterparty”) of a potential portfolio company whereby such counterparties promise future delivery of their securities of the potential portfolio company upon transferability or other removal of transfer restrictions. This may involve counterparty promises of future performance, including, among other things, transferring shares to the Fund in the future, paying costs and fees associated with maintaining and transferring the shares, not otherwise transferring or encumbering the shares, and participating in further acts required of shareholders by the potential portfolio company and the counterparty’s agreement with the Fund. Should counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect the Fund’s performance. The Fund’s ability and right to enforce transfer and payment obligations and other obligations against counterparties could be limited by acts of fraud or breach by the counterparties, operation of law, or actions of third parties. Measures the Fund takes to mitigate these risks, including powers of attorney, specific performance and damages provisions, any insurance policy, and legal enforcement steps, may prove ineffective, unenforceable, or economically impractical to enact. As of June 30, 2026, the Fund did not have insurance policies related to its investments in forward contracts.

The organizer of each SPV holding forward contracts may carry an insurance policy at their own expense to protect the SPV against certain insured risks with respect to the forward contracts. Insured risks include (i) an intentional attempt by a shareholder to deceive the organizer or the SPV or a failure to honor an obligation under, or refusal to settle, an obligation to the SPV; (ii) certain events of bankruptcy; and (iii) in the case of death of a shareholder, the refusal of the shareholder’s heirs, beneficiary, or estate to honor the obligation.

In cases where the Fund purchases a forward contract through a secondary marketplace or SPV, it may have no direct relationship with, or right to contact, enforce rights against, or obtain personal information or contact information concerning the counterparty. In such cases, the Fund will not be a direct beneficiary of the portfolio company’s securities or related instruments. Instead, it would rely on a third party to collect, settle, and enforce its rights with respect to the portfolio company’s securities. There is no guarantee that said party will be successful or effective in doing so.

Through its ownership of DXYZ OAI I LLC, the Fund holds economic exposure to Profit Participation Units (“PPUs”) in Open AI Global LLC, which are financial instruments that entitle the Fund to a contractual right to participate in the portfolio company’s future profits. The ownership of PPUs does not represent an equity ownership in the portfolio company. In addition, PPUs do not grant any voting rights or influence over portfolio company management.

Realized gains or losses on dispositions of investments represent the difference between the original cost of the investment, based on the specific identification method, and the proceeds received from the sale. The Fund applies a fair value accounting policy to its investments with changes in unrealized gains and losses recognized in the statement of operations as a component of net change in unrealized gain (loss).

(b)   SPV Presentation

The Schedule of Investments in these financial statements reflects the name of the SPV in which each investment was made, along with the underlying issuer and economic exposure in parentheses.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2026 (Unaudited)

(c)   Income Taxes

The Fund intends to be treated, and continue to qualify annually, as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes sufficient net taxable income and realized gains each year. The Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended December 31) plus undistributed amounts from prior years.

The Fund has selected a tax year end of December 31.

(d)   Cash and Cash Equivalents

Cash and cash equivalents include U.S. dollar deposits held at financial institutions that may exceed federally insured limits. The Fund is subject to credit risk to the extent such institutions are unable to meet their obligations. The Fund does not hold any cash or cash equivalents as of June 30, 2026.

(e)   Income and Expenses

Interest income is recognized on an accrual basis as earned. Dividend income is recorded on the ex-dividend date. Expenses are recognized on an accrual basis as incurred.

Certain investments may have contractual payment-in-kind (“PIK”) interest. PIK represents accrued interest that is added to the principal of the investment on the respective interest payment dates, rather than being paid in cash, and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest income. As of June 30, 2026, none of the Fund’s investments provide for contractual PIK interest.

The Fund incurs costs associated with the sale of shares as part of its at-the-market offering (“ATM Offering”) (see Note 4). These costs are recorded as Deferred Offering Costs on the Statement of Assets and Liabilities. As shares are sold pursuant to the Fund’s ATM Offering, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the offering period will be charged to expense. As of June 30, 2026, the Fund incurred a total of $731,600 of deferred offering costs of which $518,017 remain and are reflected on the Statement of Assets and Liabilities.

(f)   Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Fund’s management to make estimates and assumptions that affect the amounts reported in the financial statements. Because of the uncertainties associated with estimation, actual results could differ from those estimates used in preparing the accompanying financial statements.

(g)   Concentrations of Credit Risk

Financial instruments which potentially expose the Fund to concentrations of credit risk consist of cash and cash equivalents. The Fund maintains its cash and cash equivalents in financial institutions at levels that have historically exceeded federally- insured limits.

(h)   Risks and Uncertainties

All investments are subject to certain risks. Changes in overall market movements, interest rates, or factors affecting a particular industry can affect the ultimate value of the Fund’s investments. Investments are subject to a number of risks, including the risk that values will fluctuate as a result of changing expectations for the economy and individual investors.

Liquidity and Valuation Risk - Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some SPVs in which the Fund invests may impose restrictions on when an investor may

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2026 (Unaudited)

withdraw its investment or limit the amount an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of a Fund investment at a time or at an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

Approximately 43% of the Fund’s investments are illiquid, as determined by using the SEC standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Adviser’s judgment may play a greater role in the valuation process.

Concentration Risk - Many of the Fund’s investments will be in U.S. private companies in the technology sector and therefore will be particularly exposed to the risks attendant to investments in that sector. Investors generally have no assurance as to the degree of diversification of the Fund’s investments, either by geographic region, asset type or sector. Accordingly, a significant portion of the Fund’s investments may be made in relatively few geographic regions, asset types, security types or industry sectors. For example, as of June 30, 2026, approximately 31.02% of the Fund’s investment portfolio is invested in private technology companies in the Artificial Intelligence industry. Any such concentration of risk may increase losses suffered by the Fund, which could have a material adverse effect on the Fund’s overall financial condition.

General SPV Risks

The Fund’s investments in SPVs will typically require the Fund to bear a pro rata share of the vehicles’ expenses, including operating and offering related costs, which could result in higher expenses than if the Fund invested in the single underlying portfolio company directly. Because SPVs are organized by managers unaffiliated with the Fund or the Adviser and the Fund will typically be one of many investors in the SPV, in purchasing an SPV interest, the Fund entrusts all aspects of the management of the SPV to its manager. SPVs are generally organized as limited liability companies, and to the extent an SPV is organized as a Delaware Series LLC, the Fund would be subject to the risks inherent in investing in a Delaware Series LLC. Some SPVs in which the Fund invests may impose restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw. To the extent the Fund seeks to reduce or sell its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that the Fund may not have otherwise sold. Additionally, SPVs are not publicly traded and therefore may not be as liquid as other types of investments. Further, the fair value of investments in SPVs may differ from the value of the underlying securities were the Fund to hold such securities directly. Finally, as investors in an SPV, the Fund owns interests in the SPV and has no ownership rights to the underlying securities. These characteristics present additional risks for shareholders. Individual SPVs that the Fund invests in may have different terms and structures, which may present unique risks and result in different fee levels.

In addition, a portfolio company whose securities are held by an SPV may not be a party to, and may not have approved or been informed of, the SPV’s acquisition of its securities or our investment in the SPV. The portfolio company may, upon learning of the SPV’s holdings or our indirect interest in its securities, take steps to invalidate or frustrate such transactions, demand that the SPV or we cease acquiring or holding the portfolio company’s securities, or seek redress against the SPV, its sponsors or managers, us, or others. Should the portfolio company object to the SPV’s ownership of its securities, it may take any number of steps to discourage or obstruct such transactions, including claiming that the SPV’s acquisition or holding of the portfolio company’s securities violates the portfolio company’s agreements, asserting claims against the SPV or us, adopting defensive measures intended to discourage the sale or transfer of the portfolio company’s securities to or through the SPV, refusing to accept or process securities transfers, or claiming rights to rescind the transactions or to exercise rights of first refusal with respect to the portfolio company’s securities held by the SPV. Should a portfolio company seek to discourage future secondary transactions involving its securities, it may adopt policies or amend its securities-related documents to make

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2026 (Unaudited)

such transactions impractical. A portfolio company may also object to the use of its name, intellectual property, or public or non-public information about it. A portfolio company may be under no obligation to approve or recognize transactions involving its securities that occur through SPV structures. Conversely, a portfolio company that does wish to endorse, approve, or participate in such transactions may face complex and costly regulatory requirements and exposure to liability for doing so, which could discourage it from approving or participating in the transaction.

Market Disruption and Geopolitical Risk - The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund Investments.

(i)    Restricted securities

Restricted securities are securities of privately-held companies that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Adviser. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Adviser. As of June 30, 2026, there is no expected date for such restrictions to be removed for the Fund’s restricted securities.

Additional information on each restricted investment held by the Fund on June 30, 2026 is as follows:

Investments	Initial Acquisition Date	Cost	Fair Value	% of Total Net Assets
AlpacaDB, Inc.	04/03/26	$2,000,000	$1,999,999	0.12%
Astranis Space Technologies Corp. - Series E Preferred Stock	02/10/26	2,499,998	2,499,998	0.15%
Automation Anywhere, Inc.	12/30/21	2,609,219	319,986	0.02%
Axiom Space, Inc. Series C Preferred Stock	01/18/23	1,499,929	1,132,427	0.07%
Axiom Space, Inc. Series C-1 Preferred Stock	12/22/21	3,179,754	2,618,404	0.16%
Beast Industries Co. - Series C Preferred Stock	10/28/25	15,299,990	14,999,990	0.92%
Boom Technology, Inc. Series B-2 Preferred Stock	12/01/25	2,000,000	1,736,576	0.11%
CElegans Labs, Inc.	11/23/21	2,999,977	1,603,484	0.10%
ClassDojo, Inc.	11/19/21	3,000,018	1,857,380	0.11%
DA-1125 Gaingels Fund II (invested in Databricks, Inc. Series L Preferred Stock)	12/11/25	7,586,519	8,400,462	0.51%
Discord, Inc.	03/01/22	724,942	353,946	0.02%
Discord, Inc. - Series G Preferred Stock	03/01/22	889,055	434,072	0.03%
DXYZ OAI I LLC (economic exposure to OpenAI Group PBC Profit Participation Units)	12/18/23	2,010,008	7,735,911	0.47%
DXYZ SpaceX I LLC (economic exposure to Space Exploration Technologies Corp. Class A Common Stock)	06/27/22	10,009,990	115,445,831	7.06%

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2026 (Unaudited)

Investments	Initial Acquisition Date	Cost	Fair Value	% of Total Net Assets
Flexport, Inc.	03/29/22	$520,000	$85,800	0.01%
Fund FG-RTA, a series of Forge Investments LLC (economic exposure to Stripe, Inc., Common Stock)	01/10/22	3,478,813	3,314,526	0.20%
Fund FG-TQY, a series of Forge Investments LLC (economic exposure to Plaid, Inc., Common Stock)	02/15/22	1,110,340	308,000	0.02%
G Squared Special Situations Fund, LLC - Series H-1	03/02/22	2,832,379	—	0.00%
Goanna Capital 26E LLC (invested in OpenAI Group PBC Series C Preferred Stock)	03/25/26	35,437,323	35,040,868	2.14%
Hermeus Corporation - Series C Preferred Stock	02/04/26	15,199,999	14,999,999	0.92%
Hexagon Master LLC - Series 1 (invested in Ferox Games B.V. Series F Preferred Stock)	01/26/26	11,432,239	11,263,273	0.69%
Impossible Foods, Inc. - Series A Preferred Stock	06/17/22	1,272,986	83,200	0.01%
Jeeves, Inc. - Series C Preferred Stock	04/05/22	749,997	449,290	0.03%
Khosla Ventures IFSPV II, LLC (invested in Impossible Foods, Inc., Series H Preferred Stock)	11/04/21	2,098,940	132,450	0.01%
Klarna Group PLC Class B Shares	09/10/25	—	—	0.00%
Lemonade 18, LLC (invested in Monzo Bank Holding Group Limited F Ordinary Shares)	09/23/25	6,263,596	6,201,581	0.38%
Magnitude ANC III, LLC (economic exposure to Anthropic PBC Series B Preferred Shares)	01/26/26	107,000,000	235,671,976	14.42%
MCTC Investment Holdings (Delaware) LLC (invested in Databricks, Inc. Series L Preferred Stock)	12/15/25	10,750,086	11,200,616	0.69%
Mercury Technologies, Inc. - Series D Preferred Stock	05/08/26	14,999,987	14,999,987	0.92%
MWAM VC SpaceX-II, LLC (economic exposure to Space Exploration Technologies Corp. Class A Common Stock)	06/08/22	3,419,945	33,280,603	2.04%
Payward, Inc. - Series C Preferred Stock	09/10/25	4,999,990	4,166,830	0.25%
Prive Tens, LLC (invested in Tenstorrent Holdings Inc., subordinated convertible promissory note 15.00% 12/31/2026)	03/17/26	12,731,250	12,500,000	0.76%
Public Holdings, Inc.	07/22/21	999,990	364,996	0.02%
Redwood Materials, Inc.	12/26/25	5,116,320	4,205,460	0.26%
Revolut Group Holdings Ltd.	12/08/21	5,275,185	16,630,994	1.02%
Rhenium Bolt 2021, LLC	03/08/22	1,918,173	—	0.00%
Skild AI, Inc. - Series C Preferred Stock	12/18/25	10,200,018	11,074,127	0.68%
Snowpoint Growth 2.5, LLC (invested in Shield AI Inc. Series F1 Preferred Stock)	10/03/25	16,162,500	30,125,568	1.84%
Snowpoint Growth 2.6, LLC (invested in Space Exploration Technologies Corp. Class A Common Stock)	12/17/25	15,397,438	24,334,736	1.49%
Snowpoint Growth 2.7, LLC (invested in Astranis Space Technologies Corp. Series E Preferred Stock)	02/06/26	5,132,499	4,999,995	0.31%
SP21Z Opportunities LLC (invested in OpenEvidence Inc. Common Stock)	11/17/25	20,574,955	34,933,663	2.14%
Supabase, Inc. - Series A Preferred Stock	02/12/26	1,719,178	2,820,675	0.17%

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2026 (Unaudited)

Investments	Initial Acquisition Date	Cost	Fair Value	% of Total Net Assets
Superhuman Platform, Inc.	06/25/21	$1,965,472	$794,112	0.05%
Vast, Inc. - Series A Preferred Stock	12/01/25	4,999,998	4,999,998	0.31%
Vercel Inc. - Class A Common Stock	03/12/26	2,500,181	2,500,181	0.15%
WH Strategic Opportunities Fund V LP (invested in Chaos Industries, Inc. Series D Preferred Stock)	01/20/26	15,712,254	15,712,254	0.96%
Total Investments		$398,281,430	$698,334,224	42.74%

(3)   Fair Value Measurements

The Fund’s Fair Valuation Procedures incorporate the principles found in Rule 2a-5 under the 1940 Act (“Rule 2a-5”) in conjunction with ASC Topic 820, Fair Value Measurement (“ASC 820”) issued by the FASB. Rule 2a-5 was created to address valuation practices with respect to the investments of a registered investment company and the oversight role performed by the Board in the valuation process. The Board has appointed the Adviser to serve as the “Valuation Designee” to perform fair value determinations.

ASC 820 was created to establish a framework for measuring fair value through the use of certain methods and inputs and shall be used by the Adviser in combination with the directives of Rule 2a-5. ASC 820 defines fair value as the price of an asset that one would observe in an orderly purchase and sale transaction between market participants at a specific point in time. Data inputs used to perform a valuation are categorized as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, yield curves, implied volatilities, credit spreads, and market-collaborated inputs.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the assumptions that a market participant would use in valuing the asset or liability at the measurement date, and that would be based on the best information available, which may include the Fund’s own data.

Investments in publicly traded securities are generally carried at the closing price on the last trading day of the reporting period, while private investments are carried at fair value, estimated using applicable methodologies or are valued at their net asset value (“NAV”) as a practical expedient. In instances where a public or private real estate market transaction is not sufficiently similar to the investment being valued, alternative valuation methodologies shall be utilized. The determined fair value may be discounted even further on account of factors including but not limited to capital and risk structure, restrictions on resale, and ownership structure.

The Fund is registered under the 1940 Act. The Fund’s investments will be fair valued on a quarterly basis and the Fund will calculate its NAV as of the close of each business quarter. Fluctuations in an investment’s fair value may be caused by volatility in economic conditions, among other factors. Such fluctuations in the fair value are classified as unrealized gains or losses in the Fund’s statement of operations. Upon the disposition of an investment, the corresponding gain or loss is classified as realized and will also be noted in the statement of operations.

Certain private fund investments are reported on the Fund’s schedule of investments as being measured at fair value using the Fund’s reported NAV per share (or if not unitized, at an equivalent percentage of the capital of the investee entity), as a practical expedient of fair value, and therefore these investments are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a private investment represents the amount that the Fund could reasonably expect to receive from the investment if the Fund’s investment is liquidated at the measurement date based on NAV. Certain private fund investments where the Fund is measuring the fair value using NAV as a practical expedient may impose restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2026 (Unaudited)

Investments in private financial instruments or securities for which no readily available pricing is available may be valued by an independent reputable third-party service provider on a quarterly basis or as needed. This includes securities for which the use of NAV as a practical expedient is permitted under U.S. GAAP because their value is not based on unadjusted quoted prices. In conjunction with input from the independent third-party valuation agent, the Adviser, as the Valuation Designee, shall value each Level 3 Investment on a quarterly basis.

The methods commonly used by investment companies to develop indications of value for an asset are the Income and Market Approaches. Each valuation technique is detailed in ASC 820.

The Income Approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques, option-pricing models, such as the Black-Scholes- Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques.

The Market Approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). For example, valuation techniques consistent with the market approach often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering factors specific to the measurement (qualitative and quantitative).

At various times, the Fund invests in SPVs and similar structures to gain exposure to securities of a single private issuer. The SPVs may hold forward contracts that represent the right to acquire common shares, common stock, preferred stock, profit participation units, an underlying SPV, or other investments. A third-party valuation agent will be engaged to determine the fair market value of the SPVs, taking the following into account: SPV financial statements, observed market indications, carry fees, parity of SPV shares to underlying investment shares, forward contract credit risk, value of underlying investment(s) held by SPVs, and other relevant factors. The SPVs may incur a tax liability associated with distributions made by underlying portfolio investments. If an SPV charges management fees, those fees will be taken into consideration when determining the fair value of the SPV.

Investments in SPVs are generally categorized as Level 3 in the fair value hierarchy. Investment in SPVs that have yet to purchase the underlying securities are held at cost and are categorized as Level 3 in the fair value hierarchy. Such SPVs may provide an updated NAV or its equivalent on a quarterly basis. The Fund’s valuation committee meets frequently to discuss the fair valuation methodology and will adjust the value of an investment when appropriate.

As of June 30, 2026, the Fund’s investments were categorized as follows in the fair value hierarchy:

Investment	Level 1	Level 2	Level 3	Total
Common Stocks	$1,992,219	$—	$30,716,338	$32,708,557
Preferred Stocks	—	—	77,015,573	77,015,573
Special Purpose Vehicles (a)	—	—	590,602,313	590,602,313
Money Market	939,712,701	—	—	939,712,701
Total	$941,704,920	$—	$698,334,224	$1,640,039,144

(a)    Certain SPVs hold forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. See Schedule of Investments.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2026 (Unaudited)

The changes in fair value of investments and liabilities for which the Fund has used Level 3 inputs to determine the fair value are as follows: Transfers between levels of the fair value hierarchy are recognized at the end of the reporting period.

Investment	Balance as of December 31, 2025	Purchase of Investments	Proceeds from Sale of Investments	Return of Capital from Investments	Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation (Depreciation) on Investments	Change in Asset Type	Transfers out of Level 3	Balance as of June 30, 2026	Net Change in Unrealized Appreciation (Depreciation) on Investments Still Held at June 30, 2026
Common Stocks	$23,999,768	$4,500,181	$—	$—	$—	$2,216,389	$—	$—	$30,716,338	$2,216,389
Preferred Stocks	42,555,604	34,419,162	—	—	—	40,807	—	—	77,015,573	40,807
Special Purpose Vehicles (a)	157,719,451	192,595,578	(2,034,482)	(1,398,961)	(4,964,108)	248,684,835	—	—	590,602,313	243,491,694
Total	$224,274,823	$231,514,921	$(2,034,482)	$(1,398,961)	$(4,964,108)	$250,942,031	$—	$—	$698,334,224	$245,748,890

(a)    Certain SPVs hold forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. See Schedule of Investments.

The following table summarizes the quantitative inputs and assumptions used for investments classified as Level 3 of the fair value hierarchy as of June 30, 2026:

Level 3 Instruments	Fair Value as of June 30, 2026	Valuation Technique	Unobservable Input	Ranges of Inputs/ (Average)
Assets
Common Stocks	$4,559,406	Market Approach	Volume Weighted Average Transaction Prices	$31.93-$43.00/($35.24)
	$1,968,480	Market Approach	Recent Transaction Price	$6.57-$17.63/(N/A)
	$1,857,380	Market Approach	Broker Quotes	$17.50
	$17,036,780	Market Approach	Average of Broker Quotes	$2.85-$2,117.63/($678.36)
	$794,112	Market Approach	Volume Weighted Average of Broker Quotes	$8.40-$10.40/($9.60)
	$4,500,180	Cost	Investment Cost	N/A
Preferred Stocks	$3,269,965	Market Approach	Recent Transaction Price	$2.54-$68.95/(N/A)
	$52,499,972	Cost	Investment Cost	N/A
	$1,736,576	Option Pricing Method	Option Pricing Method (risk free rate)	4.10%
			Option Pricing Method (volatility)	50.0%
			Option Pricing Method (time to exit)	5 years
			Option Pricing Method (probability weighting - SAFE financing)	50.0%

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2026 (Unaudited)

Level 3 Instruments	Fair Value as of June 30, 2026	Valuation Technique	Unobservable Input	Ranges of Inputs/ (Average)
			Option Pricing Method (probability weighting - Series B-1 financing round)	50.0%
			Discount for lack of marketability	0%
	$3,750,831	Hybrid Method	Option Pricing Method (risk free rate)	4.10%
			Option Pricing Method (volatility)	80.0%
			Option Pricing Method (time to exit)	5 years
			Discount for lack of marketability	12.5%
			Method weighting (Option Pricing Method / Common-Stock Equivalent Method)	50%/50%
	$11,157,327	Market Approach	Average of Broker Quotes	$1.50-$75.00/($36.76)
	$4,600,902	Market Approach	Volume Weighted Average Transaction Prices	$31.50-$40.88/($35.26)
Special Purpose Vehicles (a)	$19,601,078	Market Approach	Volume Weighted Average Transaction and Index Prices	$200.00-$259.07/($220.46)
	$50,677,103	Cost	Investment Cost	N/A
	$278,448,755	Market Approach	Volume Weighted Average Transaction Prices, Index Prices, and Recent Transaction Price	$589.00-$766.76/($651.51)
	$173,061,170	Market Approach	Quoted Price of Underlying Shares; Adjustment for Special Purpose Vehicle Carried Interest and Unit Parity (b)	0.0%-10.0%/(1.9%)

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2026 (Unaudited)

Level 3 Instruments	Fair Value as of June 30, 2026	Valuation Technique	Unobservable Input	Ranges of Inputs/ (Average)
	$68,681,757	Market Approach	Volume Weighted Average Transaction Prices, Index Prices, and Recent Transaction Price	$64.00-$536.12/($233.05)
	$132,450	Market Approach	Average of Broker Quotes	$1.50-$1.70/($1.60)
Total	$698,334,224

(a)    Certain SPVs hold forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. See Schedule of Investments.

(4)   Capital Transactions

On January 25, 2021, Destiny LLC, the parent company of the Former Adviser (as defined below), purchased 2,500,000 shares of the Fund’s common stock, par value $0.00001, for $25,000.

In January 2021, the Fund commenced a private offering (the “Private Offering”) of Simple Agreements for Future Equity (“SAFEs”) pursuant to Rule 506(b) under the Securities Act of 1933, as amended, to a limited number of qualified purchasers, as such term is defined under Section 2(a)(51)(A) of the 1940 Act.

The purchasers of SAFEs are referred to as “SAFE Investors.” As additional consideration of a SAFE Investor’s purchase of the SAFE, each SAFE Investor was granted a warrant (“Warrant”) to purchase the number of shares of the Fund’s common stock equal to the purchase amount of the SAFE divided by $10.00 per share.

Immediately prior to the SAFE Conversion (defined below), and in accordance with the terms of the SAFE agreement between the SAFE Investors and the Fund (the “Safe Agreement”), the Fund performed a reverse stock split of shares of the common stock to ensure that a sufficient amount of shares of the common stock not owned by Destiny LLC would be outstanding after the SAFE Conversion.

On April 27, 2022, the Fund obtained approval from a majority of the SAFE holders to amend the SAFE Agreement to provide for a mandatory conversion of the SAFEs to shares of the Fund’s common stock at a conversion price of $10.00 per share (the “SAFE Conversion”). On May 11, 2022, each SAFE holder received from the Fund a number of shares of common stock equal to the total amount invested by such investor in the private offering divided by $10.00. Following the SAFE Conversion and the reverse stock split, the Fund had 10,879,905 shares of common stock issued and outstanding.

The Fund’s common shares were listed for trading on the NYSE on March 26, 2024.

Warrants

As additional consideration in connection with the Private Offering, the Fund issued Warrants to SAFE Investors so that SAFE Investors could purchase additional shares of the Fund’s common stock at a purchase price of $11.50 per Warrant Share, subject to certain adjustments set forth in the SAFE Agreement.

Pursuant to the terms of the Warrant agreement between the SAFE Investors and the Fund, the Warrants had an expiration date of January 1, 2026. However, it was later determined that, pursuant to Section 18 of the 1940 Act, the Warrants expired 120 days following the Fund’s registration as an investment company on May 13, 2022.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2026 (Unaudited)

At-the-Market Offering

On April 16, 2024, the Fund filed its initial shelf registration statement (File No. 333-278734) with the SEC to register an additional $1,000,000,000 of shares of the Fund’s common stock (the “Initial Shelf Registration Statement”). On July 15, 2025, the Fund’s Initial Shelf Registration Statement was declared effective by the SEC. On August 8, 2025, the Fund entered into the Open Market Sales AgreementSM (as amended, the “Sales Agreement”) with Jefferies LLC (“Jefferies”) for the ATM Offering. On May 26, 2026, the Fund filed a new shelf registration statement (File No. 333-296212) with the SEC, which was effective on May 26, 2026, authorizing the Fund to issue an indeterminate amount of additional shares of the Fund’s common stock (the “New Shelf Registration Statement”). Sales of common stock under the Sales Agreement since May 26, 2026, are made pursuant to the New Shelf Registration Statement and the related prospectus supplements, which outline the terms of the offering. Jefferies acts as the Fund’s sales agent on a commercially reasonable efforts basis, consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the NYSE. There is no specific date on which the ATM Offering will end, there are no minimum sale requirements and there are no arrangements to place any of the proceeds of the ATM Offering in an escrow, trust or similar account. Jefferies is entitled to compensation at a fixed commission rate of up to 3.0% of the gross proceeds from the sale of the Fund’s common stock pursuant to the Sales Agreement.

During the six months ended June 30, 2026, the Fund sold a total of 25,681,033 shares of common stock at a weighted average price of $37.57 per share under the Sales Agreement. The proceeds as a result of these sales of common stock were $959,564,268 after deducting commissions.

(5)   Agreements and Related Party Transactions

(a)   Management Fee

On April 29, 2022, the Fund and Destiny Advisors LLC (the “Former Adviser”) entered into an investment advisory agreement (the “Initial Advisory Agreement”), whereby the Former Adviser would receive a base management fee in the amount of 2.00% per annum on the first business day of each month prior to the public listing of the Fund’s shares of common stock (the “Original Base Management Fee”). The Original Base Management Fee was calculated based on the average value of the Fund’s invested capital. The term “invested capital” refers to the amount of capital contributed by investors in the Private Offering. Under the Initial Advisory Agreement, upon the listing of the Fund’s shares of common stock on a national securities exchange, the Former Adviser would receive a base management fee, payable quarterly in arrears, in an amount equal to 0.625% per quarter (2.50% annualized) of the average value of the Fund’s gross assets, at the end of the two most recently completed calendar quarters (the “Revised Base Management Fee”). The Fund’s shares began trading on the NYSE on March 26, 2024 and, therefore, beginning on March 26, 2024, the Adviser began receiving the Revised Base Management Fee. Effective as of April 29, 2026, the Adviser, DX Advisors LLC, replaced the Former Adviser as the investment adviser to the Fund and entered into an investment advisory agreement and management agreement (the “Advisory Agreement”) with the Fund, which Advisory Agreement contains the same material terms, including the fees, as the Initial Advisory Agreement.

For purposes of the Advisory Agreement, the term “gross assets” includes assets purchased with borrowed amounts. For the six months ended June 30, 2026, the Fund incurred $11,151,209 of management fees, $5,980,328 of which were incurred by the Former Adviser and $5,170,881 of which were incurred by the Adviser.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2026 (Unaudited)

(b)   Management fees incurred by SPVs

The Fund invests in SPVs that charge management fees in connection with the Fund’s investment.

SPV Name	Ongoing Management Fees(a)	Carried Interest/ Incentive Fees(b)
DA-1125 Gaingels Fund II (invested in Databricks, Inc. Series L Preferred Stock)(c)	0%	0%
DXYZ OAI I LLC (economic exposure to OpenAI Group PBC Profit Participation Units)	0%	0%
DXYZ SpaceX I LLC (economic exposure to Space Exploration Technologies Corp. Class A Common Stock)	0%	0%
Fund FG-RTA, a series of Forge Investments LLC (economic exposure to Stripe, Inc., Common Stock)	0%	0%
Fund FG-TQY, a series of Forge Investments LLC (economic exposure to Plaid, Inc., Common Stock)	0%	0%
G Squared Special Situations Fund, LLC - Series H-1	0%	0%
Goanna Capital 26E LLC (invested in OpenAI Group PBC Series C Preferred Stock)	0%	0%
Hexagon Master LLC - Series 1 (invested in Ferox Games B.V. Series F Preferred Stock)	0%	0%
Khosla Ventures IFSPV II, LLC (invested in Impossible Foods, Inc., Series H Preferred Stock)	0%	20%
Lemonade 18, LLC (invested in Monzo Bank Holding Group Limited F Ordinary Shares)	0%	0%
Magnitude ANC III, LLC (economic exposure to Anthropic PBC Series B Preferred Shares)	0%	0%
MCTC Investment Holdings (Delaware) LLC (invested in Databricks, Inc. Series L Preferred Stock)	0%	0%
MWAM VC SpaceX-II, LLC (economic exposure to Space Exploration Technologies Corp. Class A Common Stock)	0%	10%
Prive Tens, LLC (invested in Tenstorrent Holdings Inc., 15.00% 12/31/2026)	0%	0%
Rhenium Bolt 2021, LLC	0%	0%
Snowpoint Growth 2.5, LLC (invested in Shield AI Inc. Series F1 Preferred Stock)	0%	0%
Snowpoint Growth 2.6, LLC (invested in Space Exploration Technologies Corp. Class A Common Stock)	0%	0%
Snowpoint Growth 2.7, LLC (invested in Astranis Space Technologies Corp. Series E Preferred Stock)	0%	0%
SP21Z Opportunities LLC (invested in OpenEvidence Inc. Common Stock)	0%	0%
WH Strategic Opportunities Fund V LP (invested in Chaos Industries, Inc. Series D Preferred Stock)	0%	0%

(a)    The effect of management and/or other fees have been considered in the fair value of the SPVs. Any upfront broker or management fees are included in the cost of purchase.

(b)    The effect of future carried interest has been considered in the market value of the SPVs.

(c)     The SPV assesses management fees that are waived or rebated to the Fund in full; fees are presented net of such waivers.

(c)   Administrator

U.S. Bancorp Fund Services, LLC, d/b/a US Bank Global Fund Services, serves as the administrator to the Fund (the “Administrator”). Under a fund administration servicing agreement (the “Fund Administration Servicing Agreement”) and a fund accounting servicing agreement (the “Fund Accounting Servicing Agreement”) by and among the Fund, the Adviser and the Administrator, the Administrator maintains the Fund’s general ledger and is responsible for calculating the NAV of the Fund’s shares and generally managing the administrative affairs of the Fund. Under the Fund Administration Servicing Agreement, the Administrator is paid an administrative fee, computed and payable monthly at an annual rate based on the aggregate monthly total assets of the Fund. For the six months ended June 30, 2026, the Fund incurred $140,291 in fund administration fees.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2026 (Unaudited)

(d)   Service Providers

U.S. Bancorp Fund Services, LLC, d/b/a US Bank Global Fund Services (“USBGFS”) serves as the Fund’s dividend paying agent, transfer agent and registrar. Under a transfer agency services agreement, USBGFS is paid transfer agent fees, computed and payable monthly at an annual rate based on the transactions processed. For the six months ended June 30, 2026, the Fund incurred $9,908 in transfer agent fees.

U.S. Bank National Association (“USB N.A.”) serves as the custodian to the Fund. Under a custody agreement, USB N.A. is paid a custody fee monthly based on the average daily market value of any securities and cash held in the Fund’s portfolio. For the six months ended June 30, 2026, the Fund incurred $8,295 in custody fees.

Employees of PINE Advisors LLC (“PINE”) serve as officers of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf. For the six months ended June 30, 2026, the Fund incurred $90,100 in chief compliance and principal financial officer fees.

(e)   Affiliated Partners

As of June 30, 2026, Destiny LLC, the parent of the Former Adviser, and an affiliate of the Fund, owned 1.49% of the Fund’s shares.

(6)   Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund may be required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into the investments. As of June 30, 2026, the Fund did not have any unfunded commitments and did not provide any financial support.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

(7)   Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended June 30, 2026, amounted to $231,514,921 and $2,034,482, respectively. During the six months, a significant portion of proceeds from the Fund’s at-the-market share issuance program was temporarily invested in short-term investments, including a money market fund, pending deployment into longer-term investments. Transactions in these short-term investments are reflected in the Statement of Cash Flows but are excluded from the investment transaction amounts disclosed in this note.

(8)   Tax

The Fund has selected a tax year end of December 31. The Fund has elected to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2026 (Unaudited)

There were no distributions for the period ended June 30, 2026.

The Fund did not elect to be treated as a RIC for the year ended December 31, 2022 since the Fund operated privately for the first four months and, therefore, was ineligible to make the RIC election. The Fund elected to be treated as a RIC for the first time for the year ended December 31, 2023. The Fund later identified a potential non-compliance issue with the 25% diversification test for RIC eligibility imposed by Section 851 of the Code, as the Fund’s investments in certain SPVs that have economic exposure to the securities of Space Exploration Technologies Corp. (“SpaceX”) comprised approximately 25.9% of the Fund’s total assets as of March 31, 2023.

Management, in consultation with the Fund’s tax and legal advisors, identified and implemented remediation measures to ensure compliance with the 25% diversification test. These implemented measures included capital raised pursuant to the Fund’s at-the-market offering as well as the disposition of securities held. As of September 30, 2025, the Fund remediated its non-compliance with the RIC diversification tests imposed by Section 851 of the Code.

The Fund records uncertain tax positions in accordance with ASC 740, Income Taxes, on the basis of a two-step process in which (1) it determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, it recognizes the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority. There were no material unrecognized tax benefits or unrecognized tax liabilities related to uncertain income tax positions as of and through December 31, 2025.

To avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of dividends paid to shareholders during the tax years ended in 2025 and 2024, as noted below, was as follows:

	2025	2024
Ordinary Income	$—	$—
Total Distributions Paid	$—	$—

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Permanent items identified during the year ended December 31, 2025 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Paid-in-capital	Total distributable earnings/(loss)
($6,362,925)	$ 6,362,925

In general, we make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include nondeductible federal excise taxes and net operating losses, among other items. Separately, temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes which will reverse at some time in the future.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)

June 30, 2026 (Unaudited)

The following information is provided on a tax basis as of December 31, 2025:

Cost of investments	$385,123,140
Unrealized appreciation	76,536,317
Unrealized depreciation	(32,762,006)
Net unrealized appreciation/(depreciation)	43,774,311
Undistributed ordinary income	—
Undistributed long term gains	—
Capital loss carryforwards	(5,898,810)
Other temporary differences	(3,635,567)
Total distributable earnings/(loss)	$34,239,934

As of December 31, 2022, the Fund had a net operating loss carryforward for federal income tax purposes of $3,588,375. This net operating loss may be carried forward indefinitely but would not be useable to offset income in taxable years in which the Fund qualifies as a RIC. This net operating loss may also be subject to limitations under Section 382 of the Code.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. For the tax year ended December 31, 2025, we had capital loss carryforwards of $5,898,810, available for use in later tax years. While the Fund’s ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, some of the Fund’s capital loss carryforwards may become permanently unavailable due to limitations by the Code. The Fund has $0 of short-term capital loss carryforwards and $5,898,810 of long term capital loss carryforwards, both of which have unlimited expiration.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. The Fund’s tax returns are subject to examination by the tax authorities in the United States until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states.

(9)   Recent Accounting Standards

From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by the Fund as of the specified effective date. As of June 30, 2026, there were no new accounting pronouncements applicable to the Fund.

(10) Subsequent Events

Management, on behalf of the Fund, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events.

In August 2026, the Board approved a share repurchase program that allows the Fund to repurchase the Fund’s outstanding shares of common stock at prices below the then-current NAV per share of common stock. The Fund may repurchase common stock pursuant to this program, in accordance with parameters set by the Board, at such prices and amounts as the Adviser deems appropriate.

Destiny Tech100 Inc.

Additional Information (Unaudited)

Advisory Agreement

At a meeting of the Board of Directors of the Fund held on April 17, 2026, the Board, including a majority of the Directors who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Fund or the Adviser (as defined below), considered and approved the Investment Advisory Agreement (the “Advisory Agreement”) between DX Advisors LLC (the “Adviser”) and the Fund. The Board observed that, prior to April 29, 2026, the effective date of the Advisory Agreement, Destiny Advisors LLC, served as the Fund’s investment adviser (the “Former Adviser”). At the meeting, the Board discussed ongoing litigation involving the parent company of the Former Adviser unrelated to the Former Adviser’s services to the Fund and the potential impact of the litigation on the nature of the services the Former Adviser could provide to the Fund.

The Directors observed that there were no material changes to the terms of the advisory agreement or the fees thereunder, and they took note that there would be no changes to the services to be provided to the Fund relative to the advisory agreement with the Former Adviser. As such, in analyzing the factors relevant to the Board’s consideration of the Advisory Agreement, the Board considered information related to the Former Advisor’s management of the fund pursuant to the prior investment advisory agreement.

In making its determination, the Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director might have afforded different weight to the various factors in reaching conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent, and Quality of Services.

The Board considered that the Adviser was recently established, but that the Adviser’s core personnel are the same individuals who served in key roles at the Former Adviser and therefore there would be continuity of the Fund’s investment program and operations. The Board also considered that the Adviser currently does not provide portfolio management services to any other private funds or registered investment companies and, accordingly, that there were no other accounts against which to compare the Adviser’s services, fees or performance. The Board reviewed the qualifications of the key personnel servicing the Fund, and considered the specialized knowledge required to implement the Fund’s strategy. The Board considered the advisory personnel’s depth of experience and industry connections. The Board reviewed the Adviser’s compliance structure and program and discussed the Adviser’s risk management strategies with respect to the Fund. The Board considered the Adviser’s financial position and its insurance coverage. After discussion, and in consideration of the aforementioned factors, among others, the Board concluded that the Adviser had sufficient quality and depth of personnel, resources, and compliance policies and procedures essential to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services that it would provide to the Fund would be satisfactory.

Performance.

The Board considered the Fund’s performance on both an NAV and market price basis. Although such performance was achieved under the Former Adviser, the Board noted that the Adviser employs substantially the same personnel responsible for such performance, so the performance of the Former Adviser is relevant to the consideration of the Advisory Agreement.

In particular, the Board considered that, on an NAV basis, the Fund outperformed its peer group for the one and three-year periods ending April 10, 2026. The Board also noted that, on a market price basis, the Fund underperformed all but one of its peer funds for the one-year period ended April 10, 2026 and outperformed all but one of its peer funds for the period since the Fund commenced trading on March 26, 2024 through April 10, 2026 (the “listed period”). The Board also considered that the Fund outperformed the NASDAQ Composite Index (the “Index”) on an NAV basis for the one-year and since-inception periods ended April 10, 2026, and underperformed the Index for the one-year period and outperformed the Index for the listed period on a market price basis.

Fees and Expenses.

The Board discussed the proposed advisory fees under the Advisory Agreement and the Fund’s net expense ratio during the most recent fiscal year. The Board acknowledged that the advisory fee and expense ratio were higher than the peer group average, but were within the peer group range. The Board considered that, based on the Adviser’s representation, the proposed advisory fee is lower

Destiny Tech100 Inc.

Additional Information (Unaudited) (continued)

than the fee that investors would pay if they invested in a traditional private equity fund providing comparable investment exposure. The Board noted that, until recently, the Fund had fewer assets under management than many of its peers and has not been able to take advantage of certain economies of scale. The Board also considered the experience and industry knowledge required to manage the Fund and implement its investment strategy. After further discussion, the Board concluded that the fees to be paid under the Advisory Agreement were not unreasonable.

Economies of Scale.

The Board considered that the Fund was not yet able to benefit from economies of scale, but has the potential to benefit from economies of scale as it continues to grow. The Board also considered the Fund’s shelf registration statement and its related at-the-market offering program that provides the Fund with additional capital to invest pursuant to its investment strategy. The Board discussed that many of the Fund’s operating expenses, such as administration fees, transfer agency expenses, and audit fees, would increase as the Fund’s assets under management increased. However, the Board considered the potential benefits of the at-the-market offering program to the Fund and shareholders, including the potential for greater secondary market liquidity, and that increased assets under management may enhance the Fund’s ability to access a broader range of investment opportunities on more favorable terms.

Profitability.

The Board considered that the Adviser is expected to profit from providing advisory services to the Fund. The Board discussed that the key personnel of the Adviser are currently compensated at below-market rates on a cash basis, with equity ownership in the Adviser. The Board acknowledged that the management fee payable to the Adviser by the Fund is competitive with peer group companies.

Conclusion.

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, the Board determined that approval of the Advisory Agreement was in the best interests of the Fund and its stockholders.

Destiny Tech100 Inc.

Additional Information (Unaudited) (continued)

Proxy Voting Policies and Procedures and Proxy Voting Record

If applicable, a copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent period ended June 30, is available without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-PORT. The Fund’s Form N-PORT filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

NOTICE OF PRIVACY POLICY AND PRACTICES

FACTS	WHAT DOES DESTINY TECH100 INC. DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Name, Address, Social Security number

•   Proprietary information regarding your beneficiaries

•   Information regarding your earned wages and other sources of income

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Destiny Tech100 Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates to support everyday business functions – information about your transactions supported by law	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call us at: (415) 639-9966

Who are we
Who is providing this notice?	Destiny Tech100 Inc.
What we do
How does Destiny Tech100 Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Why does Destiny Tech100 Inc. collect my personal information?

We collect your personal information, for example

•    To know investors’ identities and thereby prevent unauthorized access to confidential information;

•   Design and improve the products and services we offer to investors;

•   Comply with the laws and regulations that govern us.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•    sharing for affiliates’ everyday business purposes –information about your creditworthiness

•   affiliates from using your information to market to you

•   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Destiny Tech100 Inc. has affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Destiny Tech100 Inc. does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Destiny Tech100 Inc. doesn’t jointly market.

Investment Adviser

DX Advisors LLC

Austin, TX

Legal Counsel

Dechert LLP

Washington, DC

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, PA

Administrator, Accounting Agent, and Transfer Agent

U.S. Bancorp Fund Services, LLC

Milwaukee, WI

Custodian

U.S. Bank, N.A.

Cincinnati, OH

Board of Directors

Marissa Chacko

Lee Daley

Charles Jacobson

Travis Mason

Sohail Prasad

Nathan Rodland

Director and Chief Executive Officer

Sohail Prasad

Chief Operating Officer

Ethan Silver

Principal Financial Officer and Treasurer

Peter Sattelmair

Chief Compliance Officer

Cory Gossard

D/XYZ IS REDEFINING THE VENTURE INVESTMENT ECOSYSTEM SO IT SERVES EVERYONE, GIVING GROWTH BACK TO EVERYDAY INVESTORS BY PROVIDING PUBLIC ACCESS TO THE PRIVATE MARKET.

D/XYZ
DESTINY TECH100 1401 LAVACA STREET, #144 AUSTIN, TX 78701

DESTINY.XYZ

(b)         Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)    Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)    Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The statement is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)     Not applicable for semi-annual reports.

(b)    There have been no changes to the portfolio managers identified in the Registrant’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)     The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)     Not Applicable.

(b)    Not Applicable.

Item 19. Exhibits.

(a)     (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous December 31, 2025 Form N-CSR filing.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Destiny Tech100 Inc.
By (Signature and Title)*	/s/ Sohail Prasad
Sohail Prasad, Principal Executive Officer
Date	August 28, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sohail Prasad
Sohail Prasad, Principal Executive Officer
Date	August 28, 2026
By (Signature and Title)*	/s/ Peter Sattelmair
Peter Sattelmair, Treasurer/Principal Financial Officer
Date	August 28, 2026